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Exhibit 99.1

For Immediate Release

Contacts:	Edward C. Milligan	Samuel B. Hay III
	Chairman & CEO	President & COO
	Main Street Banks, Inc.	Main Street Banks, Inc.

MAIN STREET BANKS ANNOUNCES 21 PERCENT INCREASE IN NET INCOME
First Quarter Record Earnings Extend Six Year Trend

        ATLANTA, April 16, 2003—Main Street Banks, Inc. (Nasdaq: MSBK), Atlanta's largest and highest performing community banking company, today reported net income of $5.8 million for the first quarter of 2003, a 20.6 percent increase over the $4.8 million reported in the first quarter of 2002. Diluted earnings per common share for the first quarter of 2003 were $0.34 versus $0.29 per diluted common share in the first quarter of 2002, matching the consensus estimate of the six analysts covering Main Street Banks. The first quarter earnings increase continues a six year trend of record earnings reports for the company.

        "We are gratified by our company's continued growth and strong earnings momentum during the first quarter," said chairman and chief executive officer, Edward C. Milligan. "Despite the weakened economy, Main Street reported strong growth in loans and deposits, along with a 25.4 percent increase in non-interest income over the first quarter of 2002."

        Return on average assets was 1.67 percent for the first quarter of 2003, and return on average common shareholders' equity was 16.9 percent for the quarter.

Loan Growth is Robust Despite Weakened Economy

        As of March 31, 2003, Main Street Banks' loans outstanding were $1.049 billion, reflecting an increase of $211.8 million, or 25.3 percent, compared to the same period last year. The First National Bank of Johns Creek acquisition, completed on December 11, 2002, represented $94.2 million of this increase. Excluding Johns Creek, loans outstanding increased 14.1% compared to the first quarter of 2002.

        "We experienced very robust loan demand in the first quarter," continued Milligan. "The local economy and our suburban Atlanta markets continue to be relatively strong, as evidenced by our loan growth and consistent asset quality."

        Net charge-offs decreased to 0.10 percent of average loans for the first quarter of 2003 versus 0.60 percent in the fourth quarter of 2002. Nonperforming asset levels increased slightly in the first quarter to 0.39 percent of assets from 0.31 percent of assets at March 31, 2002. The allowance for loan losses at March 31, 2003, was $15.4 million and represented 1.47 percent of loans outstanding at the end of the period.

Deposits Increase Over Previous Year

        As of March 31, 2003, total deposits grew $168.9 million to $1.138 billion. Despite the company's disciplined deposit pricing policy, total deposits grew 7.5 percent internally over the previous year. The First National Bank of Johns Creek acquisition represented $96.0 million of the increase in total deposits.

Net Interest Margin Improves to 4.95 Percent

        The company's net interest margin improved to 4.95 percent for the first quarter of 2003, up from the 4.89 percent net interest margin reported for the fourth quarter of 2002. The net interest margin has remained stable over the past several quarters, despite margin pressure from declining rates over the period. Main Street's fully taxable equivalent net interest income totaled $15.4 million for the first quarter of 2003, an increase of $2.8 million, or 22.7 percent, compared to the first quarter of 2002.

Non-interest Income Growth Remains Very Strong

        The company reported total non-interest income of $5.3 million for the first quarter of 2003, an increase of 25.4 percent as compared to the $4.2 million reported in the first quarter of 2002. Continued strong growth in insurance agency commissions, mortgage banking income and service charges on deposits contributed to this increase, reflecting the company's enhanced emphasis on providing a full range of financial services to the communities it serves.

        Insurance agency revenue totaled $1.2 million for the quarter, an increase of 44.0 percent compared to the first quarter of 2002. The sharp increase in mortgage activity fueled a 42.1 percent rise in mortgage banking income in the first quarter of 2003, compared to the same period in 2002.

Efficiency Ratio Remains Stable for Quarter

        Main Street Bank's efficiency ratio for the first quarter of 2003 was 54.6 percent, compared to the 55.0 percent efficiency ratio for the first quarter of 2002. Non-interest expense for the first quarter of 2003 was $11.1 million, compared to $9.1 million in the first quarter of 2002. The company continues to make significant investments to support its future growth opportunities, and personnel expenses accounted for $1.4 million of this increase. During the same period, occupancy expenses increased $282,000, with the majority of these increases being related to the First National Bank of Johns Creek and Hometown Insurance agency acquisitions.

Recent Developments

        Following the consummation of the First National Bank of Johns Creek acquisition in December 2002, the planned systems conversion was successfully completed in February 2003. Main Street also established one new banking center during the quarter with the opening of the Dunwoody Banking Center on March 31, 2003. Plans were also announced for the opening of a Buckhead Banking Center in Alliance Center during the third quarter of 2003.

About Main Street

        Main Street Banks, Inc., a $1.4 billion asset, community banking organization based in metropolitan Atlanta, provides a broad range of banking, brokerage, insurance, and mortgage products and services through its 23 branch offices located in nine of Georgia's fastest growing counties. Main Street is the largest and highest performing community banking company in the greater Atlanta area.

Safe Harbor

        Statements made in this press release, other than those containing historical information, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Act of 1995. Such statements involve risks and uncertainties that may cause results to differ materially from those set forth in these statements. Main Street cautions readers that results and events subject to forward-looking statements could differ materially due to the following factors: possible changes in economic and business conditions; the ability of Main Street to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, laws and regulations; the effects of easing of restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of loans; the effects of changing interest rates and other risks and factors identified in the company's filings with the Securities and Exchange Commission.

        For additional information about Main Street Banks, Inc.'s financial performance, products and services, please visit our web site at www.mainstreetbank.com.

        To hear a live webcast of Main Street Banks, Inc.'s first quarter earnings conference call at 10 a.m. today, please visit our web site at www.mainstreetbank.com. Replays of the conference call will be available through our web site for a limited time.

        This press release contains forward-looking statements as defined by federal securities laws. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections. Please refer to Main Street Banks, Inc.'s filings with the Securities and Exchange Commission for a summary of important factors that could affect Main Street Banks, Inc.'s forward-looking statements. Main Street Banks, Inc. undertakes no obligation to revise these statements following the date of this press release.

Financial Tables Follow

MAIN STREET BANKS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS

						Three Months Ended March 31,
	First Quarter 2003	Fourth Quarter 2002	Third Quarter 2002	Second Quarter 2002	First Quarter 2002
						2003	2002
RESULTS OF OPERATIONS
Net interest income	15,075,029	14,370,447	14,167,102	13,478,091	12,282,519	15,075,029	12,282,519
Net interest income (tax equivalent)	15,363,807	14,658,439	14,452,163	13,749,402	12,511,076	15,363,807	12,511,076
Provision for loan losses	1,047,000	1,727,000	217,000	1,434,000	625,000	1,047,000	625,000
Non-interest income	5,276,699	5,187,440	5,079,238	4,603,700	4,207,257	5,276,699	4,207,257
Non-interest expense	11,107,728	9,898,873	11,538,867	9,372,836	9,062,912	11,107,728	9,062,912
Net Income	5,750,479	5,479,009	5,215,690	5,006,393	4,769,606	5,750,479	4,769,606
AVERAGE BALANCE SHEET DATA (in thousands)
Loans, net of unearned income	1,019,221	893,316	860,652	851,419	823,350	1,019,221	823,350
Investment securities	216,631	213,656	224,013	196,405	119,051	216,631	119,051
Earning assets	1,258,862	1,190,426	1,104,123	1,084,975	1,019,079	1,258,862	1,019,079
Total assets	1,378,489	1,290,776	1,199,785	1,173,251	1,114,521	1,378,489	1,114,521
Deposits	1,127,795	1,058,403	945,892	936,336	924,296	1,127,795	924,296
Shareholders' equity	136,072	118,300	113,356	108,292	106,241	136,072	106,241
PER COMMON SHARE
Earnings per share—Basic	$0.355	$0.348	$0.333	$0.319	$0.304	$0.355	$0.304
Earnings per share—Diluted	$0.342	$0.339	$0.323	$0.308	$0.294	$0.342	$0.294
Book value per share at end of period	7.95	7.88	7.30	6.98	6.79	7.95	6.79
End of period shares outstanding	16,737,729	16,706,580	15,979,634	15,969,269	15,875,397	16,737,729	15,875,397
Weighted average shares outstanding
Basic	16,217,854	15,755,243	15,657,376	15,704,830	15,707,262	16,217,854	15,707,262
Diluted	16,830,359	16,173,200	16,123,745	16,239,426	16,203,094	16,830,359	16,203,094
STOCK PERFORMANCE
Market Price:
Closing	18.45	19.20	18.53	20.68	18.75	18.45	18.75
High	19.50	20.45	20.35	21.74	19.08	19.50	19.08
Low	18.45	19.15	18.26	19.45	16.59	18.45	16.59
Trading volume	1,262,900	851,500	673,000	1,209,400	537,000	1,262,900	537,000
Cash dividends per share	$0.120	$0.105	$0.105	$0.105	$0.105	$0.120	$0.105
Dividend payout ratio	35.12%	30.99%	32.46%	34.06%	35.67%	35.12%	35.67%
Price to earnings	13.50	14.17	14.32	16.77	15.92	13.50	15.92
Price to book value	2.32	2.44	2.54	2.96	2.76	2.32	2.76
PERFORMANCE RATIOS
Return on average assets	1.67%	1.70%	1.74%	1.71%	1.71%	1.67%	1.71%
Return on average equity	16.9%	18.5%	18.4%	18.5%	18.0%	16.9%	18.0%
Average earning assets to average total assets	89.60%	86.14%	88.38%	89.98%	87.82%	89.60%	87.82%
Average loans as percentage of average deposits	90.4%	84.4%	91.0%	90.9%	89.1%	90.4%	89.1%
Net interest margin (tax equivalent)	4.95%	4.89%	5.19%	5.08%	4.98%	4.95%	4.98%
Average equity to average assets	9.87%	9.16%	9.45%	9.23%	9.53%	9.87%	9.53%
Efficiency ratio	54.58%	50.61%	59.95%	51.84%	54.96%	54.58%	54.96%
ASSET QUALITY
Total non-performing assets	5,484,735	4,230,087	5,573,224	4,933,586	5,128,239	5,484,735	5,128,239
Non-performing assets as a percentage of loans plus foreclosed assets	0.52%	0.43%	0.65%	0.57%	0.61%	0.52%	0.61%
Net annualized charges-offs (recoveries) as a percentage of average loans.	0.10%	0.60%	0.12%	0.49%	0.15%	0.10%	0.15%
Reserve for loan losses as a a percentage of loans, at end of period	1.47%	1.48%	1.48%	1.48%	1.48%	1.47%	1.48%

MAIN STREET BANKS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	First Quarter 2003	Fourth Quarter 2002	Third Quarter 2002	Second Quarter 2002	First Quarter 2002
ASSETS
Cash and due from banks	$35,903,869	$43,711,817	$63,596,080	$30,938,203	$34,570,526
Interest-bearing deposits in banks	833,073	1,782,121	1,271,296	1,436,168	1,101,185
Federal funds sold and securities purchased under agreements to resell	5,455,000	54,656,351	28,345,897	15,684,897	90,701,897
Investment securities available for sale	220,604,260	208,455,409	216,610,155	227,610,227	129,641,769
Investment securities held to maturity	687,713	687,562	687,417	687,241	687,111
Other investments	4,518,924	3,699,368	4,868,600	4,868,600	4,118,600
Mortgage loans held for sale	4,719,794	8,175,522	12,751,028	4,144,673	6,227,092
Loans, net of unearned income	1,048,550,371	982,486,447	860,297,666	861,235,694	836,711,988
Allowance for loan losses	(15,390,616)	(14,588,582)	(12,706,025)	(12,746,608)	(12,346,331)

Loans, net	1,033,159,755	967,897,865	847,591,640	848,489,087	824,365,657

Premises and equipment, net	34,999,863	31,534,604	27,730,307	26,724,324	26,732,834
Other real estate	849,723	873,187	2,311,200	1,656,210	1,732,377
Accrued interest receivable	6,629,105	6,437,290	5,961,892	6,250,455	5,887,664
Goodwill and other intangible assets	18,235,133	16,512,087	1,900,540	1,970,074	822,421
Bank owned life insurance	31,366,634	30,904,434	30,444,481	29,976,119	29,519,975
Other assets	6,951,808	6,662,483	5,211,457	5,363,986	4,265,906

Total assets	1,404,914,653	1,381,990,101	1,249,281,989	1,205,800,264	1,160,375,015

LIABILITIES
Deposits:
Total deposits	1,137,990,763	1,128,927,884	1,018,748,436	937,964,723	969,077,767
Accrued interest payable	3,316,098	3,723,167	3,234,028	3,180,230	4,178,264
Federal Home Loan Bank advances	74,500,000	50,000,000	50,000,000	90,121,250	75,121,250
Federal funds purchased and securities sold under repurchase agreements	46,990,844	47,666,699	56,350,050	59,728,041	905,370
Trust preferred securities	5,000,000	5,155,000	—	—	—
Other liabilities	4,082,494	14,860,481	4,351,621	3,407,721	3,364,484

Total liabilities	1,271,880,199	1,250,333,232	1,132,684,135	1,094,401,965	1,052,647,135

SHAREHOLDERS' EQUITY
Common stock-no par value
Authorized—50,000,000 shares
Outstanding—16,737,729 shares	47,658,707	46,912,168	30,613,959	30,764,590	29,479,090
Retained earnings	89,411,864	86,041,958	85,018,306	81,454,710	78,102,094
Accumulated other comprehensive loss	4,750,972	5,561,196	6,189,660	3,726,903	1,180,571
Treasury stock	(8,787,089)	(6,858,452)	(5,224,071)	(4,547,905)	(1,033,875)

Total shareholders' equity	133,034,454	131,656,869	116,597,853	111,398,298	107,727,880

Total liabilities and shareholders' equity	1,404,914,653	1,381,990,101	1,249,281,989	1,205,800,264	1,160,375,015

MAIN STREET BANKS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME

						Three Months Ended March 31,
	First Quarter 2003	Fourth Quarter 2002	Third Quarter 2002	Second Quarter 2002	First Quarter 2002
						2003	2002
NET INTEREST INCOME
Loans, including fees	$18,933,953	$17,659,454	$17,437,921	$16,948,718	$16,607,191	$18,933,953	$16,607,191
Interest on investment securities:
Taxable	2,075,114	2,281,974	2,157,235	2,160,089	1,275,420	2,075,114	1,275,420
Non-taxable	438,663	440,377	449,464	422,529	339,718	438,663	339,718
Federal funds sold & repurchase agreements	57,860	277,822	63,619	126,204	279,602	57,860	279,602
Interest bearing deposits in banks	7,534	5,337	2,097	851	25,842	7,534	25,842
Interest on other investments	31,740	64,595	50,639	55,841	56,346	31,740	56,346

Total interest income	21,544,864	20,729,559	20,160,975	19,714,232	18,584,119	21,544,864	18,584,119
INTEREST EXPENSE
Interest-bearing demand and moneymarket	1,422,834	1,127,577	701,465	573,765	640,301	1,422,834	640,301
Savings	52,808	97,483	97,616	98,997	126,270	52,808	126,270
Time deposits	4,182,825	4,316,716	4,199,979	4,482,262	4,835,574	4,182,825	4,835,574
Other time deposits	98,960	104,617	166,763	295,872	290,630	98,960	290,630
Federal funds purchased	13,233	11,975	18,992	23,653	31,584	13,233	31,584
Federal Home Loan Bank advances	230,111	224,774	326,881	390,837	373,399	230,111	373,399
Interest expense on subordinated debentures	55,402	30,638	—	—	—	55,402	—
Other	413,662	445,331	482,176	370,755	3,842	413,662	3,842

Total interest expense	6,469,835	6,359,112	5,993,873	6,236,141	6,301,599	6,469,835	6,301,599

Net interest income	15,075,029	14,370,447	14,167,102	13,478,091	12,282,519	15,075,029	12,282,519
Provision for loan losses	1,047,000	1,727,000	217,000	1,434,000	625,000	1,047,000	625,000

Net interest income after provision for loan losses	14,028,029	12,643,447	13,950,102	12,044,091	11,657,519	14,028,029	11,657,519
NON-INTEREST INCOME
Service charges on deposit accounts	1,740,874	1,879,825	1,848,214	1,767,454	1,523,106	1,740,874	1,523,106
Other customer service fees	364,100	306,737	341,058	334,354	331,036	364,100	331,036
Mortgage banking revenues	646,375	823,554	710,706	586,844	454,919	646,375	454,919
Investment agency commissions	83,670	69,567	89,185	110,344	92,357	83,670	92,357
Insurance company income	1,180,240	1,107,814	1,145,510	856,828	819,491	1,180,240	819,491
Income from SBA Lending	379,254	106,799	153,588	163,442	311,688	379,254	311,688
Other income	882,186	893,144	790,976	784,434	674,660	882,186	674,660

Total noninterest income	5,276,699	5,187,440	5,079,238	4,603,700	4,207,257	5,276,699	4,207,257

NON-INTEREST EXPENSE
Salaries and other compensation	5,614,891	5,135,575	5,510,648	4,753,499	4,511,174	5,614,891	4,511,174
Employee benefits	1,203,592	1,029,252	903,634	720,504	933,627	1,203,592	933,627
Net occupancy and equipment expense	1,356,098	1,349,669	1,249,910	1,208,016	1,074,040	1,356,098	1,074,040
Data processing fees	309,735	378,126	348,814	182,738	237,577	309,735	237,577
Professional services	376,180	332,933	397,223	314,310	220,414	376,180	220,414
Communications & supplies	827,050	726,758	814,169	672,776	603,153	827,050	603,153
Regulatory agency assessments	61,215	67,901	81,782	53,898	59,151	61,215	59,151
Amortization of intangible assets	59,837	59,837	59,837	36,962	36,962	59,837	36,962
Other expense	1,299,131	818,822	2,172,849	1,430,132	1,386,815	1,299,131	1,386,815

Total noninterest expense	11,107,728	9,898,873	11,538,867	9,372,836	9,062,912	11,107,728	9,062,912

Income before income taxes	8,197,001	7,932,014	7,490,473	7,274,955	6,801,864	8,197,001	6,801,864
Income tax expense	2,446,522	2,453,005	2,274,783	2,268,562	2,032,258	2,446,522	2,032,258

Net income	5,750,479	5,479,009	5,215,690	5,006,393	4,769,606	5,750,479	4,769,606

EARNINGS PER SHARE
Basic	$0.355	$0.348	$0.333	$0.319	$0.304	$0.355	$0.304
Diluted	$0.342	$0.339	$0.323	$0.308	$0.294	$0.342	$0.294
WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	16,217,854	15,755,243	15,657,376	15,704,830	15,707,262	16,217,854	15,707,262
Diluted	16,830,359	16,173,200	16,123,745	16,239,426	16,203,094	16,830,359	16,203,094
CASH DIVIDENDS PER SHARE	$0.120	$0.105	$0.105	$0.105	$0.105	$0.120	$0.105

MAIN STREET BANKS, INC. AND SUBSIDIARIES
LOAN AND DEPOSIT STRATIFICATION
(Unaudited)

	First Quarter 2003	Fourth Quarter 2002	Third Quarter 2002	Second Quarter 2002	First Quarter 2002
LOAN PORTFOLIO
Real estate:
Residential Mortgage	212,270,942	198,400,329	189,121,392	171,771,264	150,631,207
Construction	270,713,895	238,415,023	205,089,390	199,055,570	195,674,314
Commercial real estate	455,547,433	404,630,039	367,280,733	383,862,156	373,733,800
Commercial & Industrial	74,478,407	104,061,368	63,920,874	70,166,364	78,705,463
Consumer	37,127,397	38,386,805	36,324,860	37,910,012	39,556,405
Unearned income	(1,587,702)	(1,407,118)	(1,439,582)	(1,529,673)	(1,589,200)

Total loans	1,048,550,371	982,486,447	860,297,666	861,235,694	836,711,988

Loan growth	6.7%	14.2%	-0.1%	2.9%	3.1%
DEPOSITS
Non-interest bearing demand	182,313,563	184,130,490	183,412,841	173,676,893	172,463,722
Interest bearing demand	97,838,803	123,593,783	111,582,755	110,337,701	120,170,284
Money market	198,502,525	165,305,370	125,361,848	94,257,709	93,542,130
Savings	36,597,700	36,018,401	43,858,654	41,722,579	51,722,697

Total low cost core accounts	515,252,591	509,048,044	464,216,098	419,994,881	437,898,833

Public funds—transaction	77,960,876	52,575,244	60,482,096	23,533,725	25,735,331

Total demand accounts	593,213,467	561,623,288	524,698,194	443,528,606	463,634,164

Time deposits—public funds	14,723,607	11,464,058	16,598,586	27,674,271	34,542,640
Time deposits	530,053,689	555,840,539	477,451,656	466,761,847	470,900,963

Total deposits	1,137,990,763	1,128,927,884	1,018,748,436	937,964,723	969,077,767

Deposit growth	0.8%	10.8%	8.6%	-3.2%	6.7%
Percentage low cost core	45.3%	45.1%	45.6%	44.8%	45.2%

MAIN STREET BANKS, INC. AND SUBSIDIARIES
SUMMARY OF INTEREST RATES (TAX-EQUIVALENT*)
(Unaudited)

						Three Months Ended March 31,
	First Quarter 2003	Fourth Quarter 2002	Third Quarter 2002	Second Quarter 2002	First Quarter 2002
						2003	2002
EARNING ASSETS
Total interest earning assets (in thousands)	1,258,862	1,190,426	1,104,123	1,084,975	1,019,079	1,258,862	1,019,079

Loans	7.43%	7.74%	7.93%	7.88%	8.09%	7.43%	8.09%
Investment securities	5.22%	5.69%	5.20%	5.78%	6.17%	5.22%	6.17%
Federal funds sold	1.29%	1.42%	1.75%	1.63%	1.72%	1.29%	1.72%
Loans held for sale	6.11%	4.76%	5.16%	6.95%	6.69%	6.11%	6.69%
FHLB stock & other	3.10%	6.48%	4.13%	5.41%	5.55%	3.10%	5.55%

Total interest earning assets	7.04%	7.02%	7.36%	7.40%	7.51%	7.04%	7.51%

INTEREST-BEARING LIABILITIES
Total interest bearing liabilities (in thousands)	1,233,317	1,162,788	1,079,071	1,058,872	1,001,708	1,233,317	1,001,708

Demand deposits	1.06%	1.00%	0.73%	0.64%	0.74%	1.06%	0.74%
Time deposits	3.11%	3.38%	3.55%	3.93%	4.44%	3.11%	4.44%
Retail repurchases	3.11%	3.38%	3.55%	3.93%	4.44%	3.11%	4.44%
Federal funds puchased	1.66%	2.03%	3.01%	2.00%	2.22%	1.66%	2.22%
Federal Home Loan Bank Advances	1.78%	1.73%	1.73%	2.04%	1.99%	1.78%	1.99%
Securities sold under agreeent to repurchase	3.70%	3.60%	3.42%	3.38%	9.85%	3.70%	9.85%
Subordinated debentures	4.30%	6.54%	0.00%	0.00%	0.00%	4.30%	0.00%

Net Cost of Funds	2.13%	2.17%	2.20%	2.36%	2.55%	2.13%	2.55%

NET INTEREST SPREAD
Interest earning assets less interest bearing liabilities (in thousands)	25,545	27,638	25,052	26,104	17,371	25,545	17,371

Yield on earning assets less cost of interest-bearing liabilities	4.92%	4.85%	5.16%	5.04%	4.96%	4.92%	4.96%

NET INTEREST MARGIN
Net interest income (tax equivalent) as a percentage of average earning assets	4.95%	4.89%	5.19%	5.08%	4.98%	4.95%	4.98%

MAIN STREET BANKS, INC. AND SUBSIDIARIES
LOAN QUALITY

						Three Months Ended March 31,
	First Quarter 2003	Fourth Quarter 2002	Third Quarter 2002	Second Quarter 2002	First Quarter 2002
						2003	2002
RESERVE FOR POSSIBLE LOAN LOSSES
Reserve for loan losses at beginning of period *	14,588,582	12,706,025	12,746,608	12,346,331	12,017,448	14,588,582	12,017,448
Provision for loan losses	1,047,000	1,727,000	217,000	1,434,000	625,000	1,047,000	625,000
Loans charged off during period	(325,590)	(1,362,892)	(293,039)	(1,120,600)	(346,026)	(325,590)	(346,026)
Recoveries on loans previously charged off	80,624	42,659	35,456	86,876	49,909	80,624	49,909

Net loans charged off (recovered) during period	(244,966)	(1,320,233)	(257,583)	(1,033,723)	(296,117)	(244,966)	(296,117)

Reserve for loan losses at end of period	15,390,616	14,588,582	12,706,025	12,746,608	12,346,331	15,390,616	12,346,331

Net charges-off to average loans, annualized	0.10%	0.60%	0.12%	0.49%	0.15%	0.10%	0.15%
Gross charges-off to average loans, annualized	0.13%	0.62%	0.14%	0.53%	0.17%	0.13%	0.17%
Recoveries as a percentage of gross charge-offs	24.76%	3.13%	12.10%	7.75%	14.42%	24.76%	14.42%
Reserve for loan losses as a a percentage of loans, at end of period	1.47%	1.48%	1.48%	1.48%	1.48%	1.47%	1.48%

NON-PERFORMING ASSETS
Loans accounted for on a non-accrual basis	4,635,012	3,356,901	3,262,024	3,277,376	3,395,862	4,635,012	3,395,862
Restructured loans	—	—	—	—	—	—	—

Total non-performing loans	4,635,012	3,356,901	3,262,024	3,277,376	3,395,862	4,635,012	3,395,862
Foreclosed assets	849,723	873,187	2,311,200	1,656,210	1,732,377	849,723	1,732,377

Total non-performing assets	5,484,735	4,230,087	5,573,224	4,933,586	5,128,239	5,484,735	5,128,239
Non-performing assets as a percentage of loans plus foreclosed assets, at end of period	0.52%	0.43%	0.65%	0.57%	0.61%	0.52%	0.61%
Non-performing assets as a percentage of total assets, at end of period	0.39%	0.31%	0.45%	0.41%	0.44%	0.39%	0.44%
Reserve for loan losses as a percentage of non-performing assets, at end of perid	280.61%	344.88%	227.98%	258.36%	240.75%	280.61%	240.75%
Loans 90 days past due	3,937,948	4,049,552	5,303,171	4,926,527	3,960,771	3,937,948	3,960,771
Loans 90 days past due as a percentage of loans, at end of period	0.38%	0.41%	0.62%	0.57%	0.47%	0.38%	0.47%

*
Acquisition of First National Bank of Johns Creek on 12/11/02 included $1.4 million of loan loss reserves

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  Exhibit 99.1